Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

Note 15 — Subsequent Events

On July 25, 2022, the Company entered into an acquisition agreement to acquire 100% of the outstanding shares of Palamedrix, Inc. (“Palamedrix”). Palamedrix is a DNA nano tech firm that provides deep scientific and engineering expertise, miniaturization technology and enhanced ease-of-use capabilities that the Company intends to leverage as it develops the next generation of SomaScan® Assay. The purchase price includes initial cash consideration of $14 million, initial stock consideration of $21 million and contingent consideration up to $17.5 million based on certain milestones. In connection with this acquisition, we incurred approximately $0.7 million and $1.8 million of transaction costs during the three and six months ended June 30, 2022, respectively. The related costs are recorded in Selling, general and administrative on the condensed consolidated statement of operations and comprehensive loss. The acquisition is expected to close during the third quarter of 2022.

Note 18 — Subsequent Events

In February 2022 we entered into two lease agreements for commercial buildings to be constructed in Louisville, Colorado. See Note 9, Commitments and Contingencies.

Pursuant to an agreement entered into with Illumina Cambridge, Ltd. (“Illumina”) on December 31, 2021 to develop next-generation sequencing based proteomic distributable kits with SomaScan Technology and SOMAmer reagents for commercialization, we received a non-refundable, non-creditable payment of $30 million from Illumina on January 4, 2022. No activities were performed under this agreement during the fiscal year 2021.